[SEAL]                                             ADAM.COM-TM-                                 [SEAL]

                                INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

COMMON STOCK                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                   CUSIP 00547M 10 1

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THIS CERTIFIES THAT





is the owner of
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                    FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE PER SHARE, OF


                               ADAM.COM, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its authorized officers.

Dated:

                                                                                     COUNTERSIGNED AND REGISTERED:
                                                                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
            /s/ MICHAEL S. FISHER                          /s/ ROBERT S. CRAMER, JR.                             TRANSFER AGENT
                                                                                                                    AND REGISTRAR
                                        [SEAL]
                                                                                                             AUTHORIZED SIGNATURE
                    SECRETARY                          CHAIRMAN OF THE BOARD





     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                       UNIF GIFT MIN ACT - __________Custodian__________
TEN ENT - as Tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                Act _________________________
          in common                                                                  (State)


    Additional abbreviation may also be used though not in the above list,

     For value received, __________________________hereby sell, assign and transfer into


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------

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__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, _____________________


                             ---------------------------------------------------
                             NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or any change whatever.




SIGNATURE(S) GUARANTEED: ______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.